                                    Exhibit 24(b)

                                                                 RESOLUTION B

                                 BARNETT BANKS, INC.

                        RESOLUTIONS OF THE BOARD OF DIRECTORS
                         AS DULY ADOPTED AT A REGULAR MEETING
                              HELD ON NOVEMBER 20, 1996

                          AUTHORIZING THE ISSUANCE OF UP TO
                       $500,000,000 IN TRUST ISSUED PREFERRED
                  SECURITIES, GUARANTEES BY THE CORPORATION THEREOF,
                      AND JUNIOR SUBORDINATED DEBENTURES OF THE
                    CORPORATION AND THE REGISTRATION THEREOF WITH
                        THE SECURITIES AND EXCHANGE COMMISSION


RESOLVED, that the Board of Directors of the Corporation (the "Board of Directors") deems it in the best interest of the Corporation to (i) form one or more statutory business trusts under the laws of the State of Delaware (each, the "Trust") that may offer, from time to time, trust preferred securities (the "Preferred Securities") and common securities of the Trust ("Common Securities", and together with the Preferred Securities, the "Trust Securities"); (ii) to issue its junior subordinated debentures (the "Junior Subordinated Debentures"), from time to time, to the Trust investing the proceeds of its Preferred Securities in such debentures, with terms corresponding to the terms of the Trust's Preferred Securities; and (iii) to guarantee the payment of periodic cash distributions and the payments on liquidation and redemption with respect to the Preferred Securities of the Trust, in each case out of funds held by the Trust, in one or more series (the "Guarantees") (The Trust Securities, the Junior Subordinated Debentures and the Guarantees are hereinafter referred to collectively as the "Securities").

FURTHER RESOLVED, that the Board of Directors of the Corporation hereby authorizes the issuance of up to $500,000,000 in aggregate principal amount of each of the Trust Securities and the guarantees and up to $515,465,000 in aggregate principal amount of Junior Subordinated Debentures.

FURTHER RESOLVED, that the Board of directors hereby authorizes Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann, Paris P. Thermenos and the Corporate Secretary or any Assistant Secretary of the Corporation (the "Proper Officers"), to take any and all action which such persons, or any of them, deem necessary, appropriate or desirable in order to cause, pursuant to the Delaware Business Trust Act, the formation of the Trust, of which the Corporation will serve as sponsor.

FURTHER RESOLVED, that the Board of Directors hereby establishes an ad hoc pricing committee comprised of Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., Patrick

J. McCann and Paris P. Thermenos (the "Pricing Committee"). Such Pricing Committee shall have full authority to act on behalf of the Corporation and the Board of Directors, on behalf of the Corporation individually and as sponsor of the Trust, to establish the terms and conditions of the Trust Securities, the Guarantees and the Junior Subordinated Debentures authorized by these Resolutions. Such Pricing Committee may delegate its authority to establish the terms and conditions of any of such securities authorized by these Resolutions to any one of its members.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, and each of them, to file a declaration of trust establishing each Trust as may be amended from time to time (each, a "Declaration of Trust"), file the respective certificates of trust with the Secretary of State of the State of Delaware and pay all filing and other fees in connection therewith.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, and each of them, to select those directors, officers or employees of the Corporation, if any, or third persons, if any, who will serve as trustees of the Trust and to select one or more banks and/or trust companies to serve as trustees in order to comply with the Delaware Business Trust Act and the Trust Indenture Act of 1939, as amended, and to obtain an exemption from the Investment Company Act of 1940, as amended.

FURTHER RESOLVED, that the Corporation, in its capacity as sponsor of the Trust, is hereby authorized to take any and all action deemed necessary, appropriate or desirable to cause the Trust to issue and offer for sale the Preferred Securities, representing undivided beneficial interests in the assets of the Trust.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Pricing Committee, acting for the Corporation in its capacity as sponsor of the Trust, to determine the distribution rate on the Trust Securities and the stated liquidation preference of the Trust Securities, and any right of the Trust to defer or extend a distribution date, the dates on which and the prices at which Trust Securities may be redeemed, the denominations in which Trust Securities shall be issuable, terms for any conversion or exchange into any other security, voting rights, if any, and any other terms and conditions of the Trust Securities.

FURTHER RESOLVED, that the Trust Securities shall have any other terms as the Proper Officers, and any of them, acting for the Corporation in its capacity as sponsor of the Trust, may approve, such approval to be conclusively evidenced by the execution thereof or by the direction to the appropriate Trustee of the Trust to so execute the Trust Securities.

FURTHER RESOLVED, that the Corporation is hereby authorized to purchase Common Securities, representing undivided beneficial interests in the assets of the Trust, in such amounts as shall be required by the respective Declaration of Trust, the proceeds of such purchase to be used by the Trust to purchase an equal aggregate principal amount of Junior Subordinated Debentures.

FURTHER RESOLVED, that the Corporation is hereby authorized to issue, and deposit in the Trust as trust assets, Junior Subordinated Debentures in such aggregate principal amount as the Pricing Committee shall determine, and to receive as payment therefor the Common Securities.

FURTHER RESOLVED, that the Pricing Committee is hereby authorized to determine the interest rate, interest payment dates, voting rights, if any, any right of the Corporation to extend or defer interest payment or other distribution dates, the final maturity date, any date on which and the price at which the Junior Subordinated Debentures may be redeemed, the denominations of the Junior Subordinated Debentures, terms for any conversion or exchange into any other security, and any other terms and conditions of the Junior Subordinated Debentures.

FURTHER RESOLVED, that the Corporation is hereby authorized to enter into one or more indentures and supplements thereto, each with a bank or trust company as trustee (the "Indentures"), providing for the issuance of the Junior Subordinated Debentures and that the Pricing Committee is hereby authorized to select such trustee or trustees and that the Proper Officers, and each of them, are hereby authorized to execute, acknowledge and deliver the Indentures and supplements thereto, under the seal of the Corporation, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Indentures or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Chairman and the Secretary of the Corporation to execute the Junior Subordinated Debentures and that the signatures of the officers of the Corporation so authorized to execute the Junior Subordinated Debentures may be the manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced thereon, the Corporation for such purposes hereby adopting each such facsimile signature as binding upon it notwithstanding the fact that at the time the Junior Subordinated Debentures shall be authenticated and delivered the officers so signing shall have ceased to be Chairman or Secretary, as the case may be.

FURTHER RESOLVED, that the Board of Directors hereby authorizes and directs each or any of the Proper Officers to deliver the executed

Junior Subordinated Debentures or cause the same to be delivered to the Indenture trustee(s) for authentication thereof.

FURTHER RESOLVED, that the Pricing Committee is hereby authorized to determine the terms and conditions of the Guarantee of the payment obligations of each Trust with respect to the Preferred Securities, which Guarantee shall be qualified as an Indenture under the Trust Indenture Act of 1939, as amended, and that the Proper Officers, and each of them, are hereby authorized to execute, deliver and perform the Guarantee, on such additional terms and conditions as such persons, or any of them, may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

FURTHER RESOLVED, that, the Pricing Committee is hereby authorized to select the indenture trustee to serve under each Guarantee.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, on behalf of the Corporation individually and as sponsor of the Trust, to offer up to an aggregate of $500,000,000 of each of the Preferred Securities, the Junior Subordinated Debentures and the Guarantees in one or more private placements pursuant to Rule 144A, Regulation D or Regulation S, each promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or other exemption from the registration requirements of the Securities Act (the "Private Offering Rules"), and authorizes the Proper Officers and each of them to prepare and execute, or direct the appropriate trustee of the Trust to prepare and execute, offering documents in accordance with the Private Offering Rules, and any and all amendments thereto.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Corporation to enter into one or more Registration Rights Agreement (the "Registration Rights Agreement"), on its own behalf and on the behalf of the Trust, providing for the shelf registration of the Securities sold pursuant to the Private Offering Rules (the "Resale Shelf Registration") with the Securities and Exchange Commission (the "Commission"), that the Registration Rights Agreement may also provide for an offer to exchange (the "Exchange Offer") the Preferred Securities sold thereby for a new issue of preferred securities of the Trust, with terms substantially identical to those of the Preferred Securities (the "New Preferred Securities"; thereafter, all references to Preferred Securities and Securities herein shall be deemed to include the New Preferred Securities) which are registered under the Securities Act, and for the payment of liquidated damages to holders of such Preferred Securities if the Company and the Trust default in their obligations thereunder, and that the Proper Officers, and each of them, are hereby authorized to execute, acknowledge and deliver the Registration Rights Agreement, containing such other terms and provisions as the officer or officers executing such Registration Rights Agreement may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, on behalf of the Corporation individually and as sponsor of the Trust, to prepare, execute and file, or direct the appropriate trustee of the Trust to execute and file, with the Commission one or more Registration Statements on the appropriate forms (the "Registration Statements") pursuant to the Securities Act, and authorizes any and all amendments (including post-effective amendments) and supplements thereto (including prospectus and pricing supplements) with respect to (a) the issuance, from time to time, of up to an aggregate of $500,000,000 of each of the Securities, as reduced by the aggregate amount of such Securities which are sold pursuant to the Private Offering Rules; (b) effectuating the Resale Shelf Registration and
(c) the issuance of the New Preferred Securities pursuant to the Exchange
Offer.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, on behalf of the Corporation individually and as sponsor of the Trust, to prepare, execute and file, or direct the appropriate trustee of the Trust to execute and file, with the Commission and the New York Stock Exchange, Inc., or any other stock exchange, one or more Registration Statements under the Securities Exchange Act of 1934, as amended, on Form 8-A or such other form as may be appropriate, including any and all exhibits and other documents relating thereto, with respect to the Guarantees, the Junior Subordinated Debentures and the Trust Securities, and any amendments to such Registration Statements, in such forms as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Corporation, as the sponsor of the Trust, to enter into an Underwriting Agreement, Distribution Agreement or Agency Agreement, or in the event of an offering pursuant to Rule 144A, a Purchase Agreement, with respect to the Preferred Securities with such underwriter or underwriters or agent or agents, or in the event of an offering pursuant to Rule 144A, with such initial purchasers of the Preferred Securities, as shall be selected by the Pricing Committee, and that the Board of Directors hereby authorizes and directs any of the Proper Officers to execute in one or more counterparts and to deliver, or direct the appropriate trustee of the Trust to so execute and deliver, such Underwriting Agreement or Agency Agreement or Purchase Agreement and to do, or direct the appropriate trustee of the Trustee to do, all such acts and things as they in their discretion and with the advice of counsel find necessary or desirable to carry into effect the terms of the Underwriting Agreement, Distribution Agreement, Agency Agreement or Purchase Agreement to be performed by the Trust or the Corporation, as sponsor of the Trust.

FURTHER RESOLVED, that the Pricing Committee shall designate a registrar and transfer agent of the Corporation for the purpose of effecting the registration of the transfer or exchange of the Securities in the manner and under the terms to be provided under the Declaration of Trust, the Guarantees and the Indentures, as applicable, and that the principal corporate office of such registrar and transfer agent shall be designated as the office or agency of the Corporation at which the Securities may be presented for registration of transfer or exchange.

FURTHER RESOLVED, that the Pricing Committee shall appoint a paying agent of the Corporation for the payment of interest and premium, if any, on and the principal of the Junior Subordinated Debentures and that the principal corporate office of such paying agent shall be designated as the office or agency of the Corporation at which the Junior Subordinated Debentures may be presented for payment and where notices and demands to or upon the Corporation in respect of the Junior Subordinated Debentures and the Indentures may be served.

FURTHER RESOLVED, that it may be necessary or desirable and in the best interest of the Corporation and the Trust that (1) all or a portion of the Securities be qualified or registered for sale or exchange, or (2) that the Corporation or the Trust be registered as a dealer or broker, in various states and countries under the applicable securities laws of those states or countries; that each or any of the Proper Officers are hereby authorized to determine the states or countries in which appropriate action shall be taken to qualify or register for sale all or part of the Securities, or to register the Corporation or the Trust as a dealer or broker, as they deem necessary or advisable; that the Proper Officers are hereby authorized to perform on behalf of the Corporation, individually and as sponsor of the Trust, any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such state or country, and in connection therewith to prepare, execute and file, or direct the appropriate trustee of the Trust to execute and file, all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and that the execution by such Proper Officers of any such paper or documents or the doing by them of any act in connection with the foregoing matter, or any direction given to the appropriate trustee of the Trust with respect to the foregoing matter, shall conclusively establish their authority therefor for the Corporation and the approval and ratification by the Corporation of the papers and documents so executed, the action so taken, or the direction so given.

FURTHER RESOLVED, that if, in any state or country where the Securities are to be registered or qualified for offering, sale or exchange, or where the Corporation or the Trust are to be registered as a dealer or broker, a prescribed form of resolution or resolutions is required to be adopted by the Board of Directors, each such resolution shall be deemed to have been and hereby is adopted by this Resolution, and that the Secretary of the Corporation is hereby authorized to certify the adoption of all such resolutions as though such resolutions were now presented to be inserted into the Minute Book of the Corporation on pages next following these Resolutions and initialed by the Secretary of the Corporation.

FURTHER RESOLVED, that the Board of Directors hereby authorizes each or any of the Proper Officers to prepare, execute and file, or direct the appropriate trustee of the Trust to execute and file, an application to the New York Stock Exchange for the listing of all or part of the Securities, together with such supporting materials as each or any of the Proper Officers, after advice of counsel, determines to be necessary or desirable to effect the listing of the Securities, including an indemnification agreement protecting the New York Stock Exchange Inc. and innocent purchasers for value against losses resulting from their reliance on facsimile signatures of officers of the Corporation or trustees of the Trust on certificates representing the Securities.

FURTHER RESOLVED, that the Board of Directors hereby delegates the powers and duties of the Chairman of the Board of the Corporation with respect to the execution of any of the above-named documents necessary in connection with the creation, issuance and sale of the Securities, should the Chairman be absent from the principal offices of the Corporation, to the President, the Executive Vice President, the Chief Financial Officer or the Treasurer of the Corporation, and hereby delegates the powers and duties of the Secretary of the Corporation with respect to the execution of any of the above-named documents necessary in connection with the creation, issuance and sale of the Securities, should the Secretary be absent from the principal offices of the Corporation, to the Assistant Secretary.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Chairman of the Board, the President, the Executive Vice President and Chief Financial Officer of the Corporation to execute Powers of Attorney appointing Catherine
C. Cosby, Roger C. McClary, Carole A. Nixon, Rodolfo F. Engmann and Helen C. Rowan, and each or any of them, as attorneys-in-fact to execute and deliver the Junior Subordinated Indentures and the Guarantees by applying the facsimile signatures of such Executive Officers on their behalf.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Chairman and Chief Executive Officer (the Principal Executive Officer), the President and Chief Operating Officer, the Chief Financial Officer (the Principal Financial Officer), the Controller (the Principal Accounting Officer) and each Director to execute Special Powers of Attorney appointing Charles W. Newman, Hinton F. Nobles, Jr., Paris Thermenos and Patrick J. McCann, and each or any of them, as attorneys-in-fact to sign the aforementioned Registration Statements and any and all amendments thereto on their behalf as Executive Officers or Directors, and to file the same with the Commission, each of said attorneys and agents to have power to act with or without the other and to do and perform in the name and on behalf of each of said Executive Officers and Directors every act whatsoever and necessary or advisable to be done as fully and to all intents and purposes as any such Executive Officer or Director might or could do in person.

FURTHER RESOLVED, that Charles E. Rice, Chairman and Chief Executive Officer of the Corporation, is hereby appointed and designated as the person duly authorized to receive communications and notices from the Commission with respect to the Registration Statements.

FURTHER RESOLVED, that the Proper Officers of the Corporation be, and each of them hereby is, authorized to enter into such arrangements with the Depository Trust Company as such Proper Officers shall deem appropriate for the purpose of facilitating the use of a "book-entry" registration and transfer system for the Securities.

FURTHER RESOLVED, that the Board of Directors hereby authorizes and directs the Proper Officers in its name and on its behalf and to the extent necessary under its seal, to prepare, execute, deliver, file and record all instruments, documents and other papers and to do all such other acts and things as they in their discretion and with the advice of counsel may deem necessary or desirable to carry into effect the foregoing resolutions.

                             /s/ Catherine C. Cosby
                             ----------------------------------
                             Secretary


DATED: November 20, 1996

                                                                RESOLUTION A

                                 BARNETT BANKS, INC.

                        RESOLUTIONS OF THE BOARD OF DIRECTORS
                         AS DULY ADOPTED AT A REGULAR MEETING
                               HELD ON JANUARY 22, 1997

                          AUTHORIZING THE ISSUANCE OF UP TO
                       $250,000,000 IN TRUST ISSUED PREFERRED
                  SECURITIES, GUARANTEES BY THE CORPORATION THEREOF,
                      AND JUNIOR SUBORDINATED DEBENTURES OF THE
                    CORPORATION AND THE REGISTRATION THEREOF WITH
                        THE SECURITIES AND EXCHANGE COMMISSION


RESOLVED, that the Board of Directors of the Corporation (the "Board of Directors") deems it in the best interest of the Corporation to (i) form one or more statutory business trusts under the laws of the State of Delaware (each, the "Trust") that may offer, from time to time, trust preferred securities (the "Preferred Securities") and common securities of the Trust ("Common Securities", and together with the Preferred Securities, the "Trust Securities"); (ii) to issue its junior subordinated debentures (the "Junior Subordinated Debentures"), from time to time, to the Trust investing the proceeds of its Preferred Securities in such debentures, with terms corresponding to the terms of the Trust's Preferred Securities; and (iii) to guarantee the payment of periodic cash distributions and the payments on liquidation and redemption with respect to the Preferred Securities of the Trust, in each case out of funds held by the Trust, in one or more series (the "Guarantees") (The Trust Securities, the Junior Subordinated Debentures and the Guarantees are hereinafter referred to collectively as the "Securities").

FURTHER RESOLVED, that the Board of Directors of the Corporation hereby authorizes the issuance of up to $250,000,000 in aggregate principal amount of each of the Trust Securities and the guarantees and up to $257,732,000 in aggregate principal amount of Junior Subordinate Debentures.

FURTHER RESOLVED, that the Board of directors hereby authorizes Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., Gregory M. Delaney, Paris P. Thermenos and the Corporate Secretary or any Assistant Secretary of the Corporation (the "Proper Officers"), to take any and all action which such persons, or any of them, deem necessary, appropriate or desirable in order to cause, pursuant to the Delaware Business Trust Act, the formation of the Trust, of which the Corporation will serve as sponsor.

FURTHER RESOLVED, that the Board of Directors hereby establishesprised of Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., Gregory M. Delaney and Paris P. Thermenos (the "Pricing Committee"). Such Pricing Committee shall have full authority to act on behalf of the Corporation and the Board of Directors, on behalf of the Corporation individually and as sponsor of the Trust, to establish the terms and conditions of the Trust Securities, the Guarantees and the Junior Subordinated Debentures authorized by these Resolutions. Such Pricing Committee may delegate its authority to establish the terms and conditions of any of such securities authorized by these Resolutions to any one of its members.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, and each of them, to file a declaration of trust establishing each Trust as may be amended from time to time (each, a "Declaration of Trust"), file the respective certificates of trust with the Secretary of State of the State of Delaware and pay all filing and other fees in connection therewith.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, and each of them, to select those directors, officers or employees of the Corporation, if any, or third persons, if any, who will serve as trustees of the Trust and to select one or more banks and/or trust companies to serve as trustees in order to comply with the Delaware Business Trust Act and the Trust Indenture Act of 1939, as amended, and to obtain an exemption from the Investment Company Act of 1940, as amended.

FURTHER RESOLVED, that the Corporation, in its capacity as sponsor of the Trust, is hereby authorized to take any and all action deemed necessary, appropriate or desirable to cause the Trust to issue and offer for sale the Preferred Securities, representing undivided beneficial interests in the assets of the Trust.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Pricing Committee, acting for the Corporation in its capa determine the distribution rate on the Trust Securities and the stated liquidation preference of the Trust Securities, and any right of the Trust to defer or extend a distribution date, the dates on which and the prices at which Trust Securities may be redeemed, the denominations in which Trust Securities shall be issuable, terms for any conversion or exchange into any other security, voting rights, if any, and any other terms and conditions of the Trust Securities.

FURTHER RESOLVED, that the Trust Securities shall have any other terms as the Proper Officers, and any of them, acting for the Corporation in its capacity as sponsor of the Trust, may approve, such approval to be conclusively evidenced by the execution thereof or by the direction to the appropriate Trustee of the Trust to so execute the Trust Securities.

FURTHER RESOLVED, that the Corporation is hereby authorized to purchase Common Securities, representing undivided beneficial interests in the assets of the Trust, in such amounts as shall be required by the respective Declaration of Trust, the proceeds of such purchase to be used by the Trust to purchase an equal aggregate principal amount of Junior Subordinated Debentures.

FURTHER RESOLVED, that the Corporation is hereby authorized to issue, and deposit in the Trust as trust assets, Junior Subordinated Debentures in such aggregate principal amount as the Pricing Committee shall determine, and to receive as payment therefor the Common Securities.

FURTHER RESOLVED, that the Pricing Committee is hereby authorized to determine the interest rate, interest payment dates, voting rights, if any, any right of the Corporation to extend or defer interest payment or other distribution dates, the final maturity date, any date on which and the price at which the Junior Subordinated Debentures may be redeemed, the denominations of the Junior Subordinated Debentures, terms for any conversion or exchange into any other security, and any other terms and conditions of the Junior Subordinated Debentures.

FURTHER RESOLVED, that the Corporation is hereby authorized to enter into one or more indentures and supplements thereto, each with a bank or trust company as trustee (the "Indentures"), providing for the issuance of the Junior Subordinated Debentures and that the Pricing Committee is hereby authorized to select such trustee or trustees and that the Proper Officers, and each of them, are hereby authorized to execute, acknowledge anents thereto, under the seal of the Corporation, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Indentures or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Chairman and the Secretary of the Corporation to execute the Junior Subordinated Debentures and that the signatures of the officers of the Corporation so authorized to execute the Junior Subordinated Debentures may be the manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced thereon, the Corporation for such purposes hereby adopting each such facsimile signature as binding upon it notwithstanding the fact that at the time the Junior Subordinated Debentures shall be authenticated and delivered the officers so signing shall have ceased to be Chairman or Secretary, as the case may be.

FURTHER RESOLVED, that the Board of Directors hereby authorizes and directs each or any of the Proper Officers to deliver the executed Junior
Subordinated Debentures or cause the same to be delivered to the Indenture trustee(s) for authentication thereof.

FURTHER RESOLVED, that the Pricing Committee is hereby authorized to determine the terms and conditions of the Guarantee of the payment obligations of each Trust with respect to the Preferred Securities, which Guarantee shall be qualified as an Indenture under the Trust Indenture Act of 1939, as amended, and that the Proper Officers, and each of them, are hereby authorized to execute (whether by manual or facsimile signature), deliver and perform the Guarantee, on such additional terms and conditions as such persons, or any of them, may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

FURTHER RESOLVED, that, the Pricing Committee is hereby authorized to select the indenture trustee to serve under each Guarantee.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, on behalf of the Corporation individually and as sponsor of the Trust, to offer up to an aggregate of $250,000,000 of each of the Preferred Securities, the Junior Subordinated Debentures and the Guarantees in one or more private placements pursuant to Rule 144A, Regulation D or Regulation S, each promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or other exemption from the registration requirements of the Securities Act (the "Private Offering Rules"), and authorizes the Proper Officers and each of them to prepare and execute, or direct the appropriate trustee of the Trust to prepare and execute, offering documents in accordance with the Private Offering Rules, and any and all amendments thereto.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Corporation to enter into one or more Registration Rights Agreement (the "Registration Rights Agreement"), on its own behalf and on the behalf of the Trust, providing for the shelf registration of the Securities sold pursuant to the Private Offering Rules (the "Resale Shelf Registration") with the Securities and Exchange Commission (the "Commission"), that the Registration Rights Agreement may also provide for an offer to exchange (the "Exchange Offer") the Preferred Securities sold thereby for a new issue of preferred securities of the Trust, with terms substantially identical to those of the Preferred Securities (the "New Preferred Securities"; thereafter, all references to Preferred Securities and Securities herein shall be deemed to include the New Preferred Securities) which are registered under the Securities Act, and for the payment of liquidated damages to holders of such Preferred Securities if the Company and the Trust default in their obligations thereunder, and that the Proper Officers, and each of them, are hereby authorized to executer the Registration Rights Agreement, containing such other terms and provisions as the officer or officers executing such Registration Rights Agreement may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, on behalf of the Corporation individually and as sponsor of the Trust, to prepare, execute and file, or direct the appropriate trustee of the Trust to execute and file, with the Commission one or more Registration Statements on the appropriate forms (the "Registration Statements") pursuant to the Securities Act, and authorizes any and all amendments (including post-effective amendments) and supplements thereto (including prospectus and pricing supplements) with respect to (a) the issuance, from time to time, of up to an aggregate of $250,000,000 of each of the Securities, as reduced by the aggregate amount of such Securities which are sold pursuant to the Private Offering Rules; (b) effectuating the Resale Shelf Registration and
(c) the issuance of the New Preferred Securities pursuant to the Exchange
Offer.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Proper Officers, on behalf of the Corporation individually and as sponsor of the Trust, to prepare, execute and file, or direct the appropriate trustee of the Trust to execute and file, with the Commission and the New York Stock Exchange, Inc., or any other stock exchange, one or more Registration Statements under the Securities Exchange Act of 1934, as amended, on Form 8-A or such other form as may be appropriate, including any and all exhibits and other documents relating thereto, with respect to the Guarantees, the Junior Subordinated Debentures and the Trust Securities, and any amendments to such Registration Statements, in such forms as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Corporation, as the sponsor of the Trust, to enter into an Underwriting Agreement, Distribution Agreement or Agency Agreement, or in the event of an offering pursuant to Rule 144A, a Purchase Agreement, with respect to the Preferred Securities with such underwriter or underwriters or agent or agents, or in the event of an offering pursuant to Rule 144A, with such initial purchasers of the Preferred Securities, as shall be selected by the Pricing Committee, and that the Board of Directors hereby authorizes and directs any of the Proper Officers to execute in one or more counterparts and to deliver, or direct the appropriate trustee of the Trust to so execute and deliver, such Underwriting Agreement or Agency Agreement or Purchase Agreement and to do, or direct the appropriate trustee of the Trustee to do, all such acts and things as they in their discretion and with the advice of counsel find necessary or desirable to carry into effect the terms of the Underwriting Agreement, Distribution Agreement, Agency Agreement or


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


Purchase Agreement to be performed by the Trust or the Corporation, as sponsor of the Trust.

FURTHER RESOLVED, that the Pricing Committee shall designate a registrar and transfer agent of the Corporation for the purpose of effecting the registration of the transfer or exchange of the Securities in the manner and under the terms to be provided under the Declaration of Trust, the Guarantees and the Indentures, as applicable, and that the principal corporate office of such registrar and designated as the office or agency of the Corporation at which the Securities may be presented for registration of transfer or exchange.

FURTHER RESOLVED, that the Pricing Committee shall appoint a paying agent of the Corporation for the payment of interest and premium, if any, on and the principal of the Junior Subordinated Debentures and that the principal corporate office of such paying agent shall be designated as the office or agency of the Corporation at which the Junior Subordinated Debentures may be presented for payment and where notices and demands to or upon the Corporation in respect of the Junior Subordinated Debentures and the Indentures may be served.

FURTHER RESOLVED, that it may be necessary or desirable and in the best interest of the Corporation and the Trust that (1) all or a portion of the Securities be qualified or registered for sale or exchange, or (2) that the Corporation or the Trust be registered as a dealer or broker, in various states and countries under the applicable securities laws of those states or countries; that each or any of the Proper Officers are hereby authorized to determine the states or countries in which appropriate action shall be taken to qualify or register for sale all or part of the Securities, or to register the Corporation or the Trust as a dealer or broker, as they deem necessary or advisable; that the Proper Officers are hereby authorized to perform on behalf of the Corporation, individually and as sponsor of the Trust, any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such state or country, and in connection therewith to prepare, execute and file, or direct the appropriate trustee of the Trust to execute and file, all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and that the execution by such Proper Officers of any such paper or documents any act in connection with the foregoing matter, or any direction given to the appropriate trustee of the Trust with respect to the foregoing matter, shall conclusively establish their authority therefore for the Corporation and the approval and ratification by the Corporation of the papers and documents so executed, the action so taken, or the direction so given.

FURTHER RESOLVED, that if, in any state or country where the Securities are to be registered or qualified for offering, sale or exchange, or where the Corporation or the Trust are to be registered as a dealer or broker, a prescribed form of resolution or resolutions is required to be adopted by the Board of Directors, each such resolution shall be deemed to have been and hereby is adopted by this Resolution, and that the Secretary of the Corporation is hereby authorized to certify the adoption of all such resolutions as though such resolutions were now presented to be inserted into the Minute Book of the Corporation on pages next following these Resolutions and initialed by the Secretary of the Corporation.

FURTHER RESOLVED, that the Board of Directors hereby authorizes each or any of the Proper Officers to prepare, execute and file, or direct the appropriate trustee of the Trust to execute and file, an application to the New York Stock Exchange for the listing of all or part of the Securities, together with such supporting materials as each or any of the Proper Officers, after advice of counsel, determines to be necessary or desirable to effect the listing of the Securities, including an indemnification agreement protecting the New York Stock Exchange Inc. and innocent purchasers for value against losses resulting from their reliance on facsimile signatures of officers of the Corporation or trustees of the Trust on certificates representing the Securities.

FURTHER RESOLVED, that the Board of Directors hereby delegates the powers and duties of the Chairman of the Board of the Corporation with respect to the executi-named documents necessary in connection with the creation, issuance and sale of the Securities, should the Chairman be absent from the principal offices of the Corporation, to the President, the Executive Vice President, the Chief Financial Officer or the Treasurer of the Corporation, and hereby delegates the powers and duties of the Secretary of the Corporation with respect to the execution of any of the above-named documents necessary in connection with the creation, issuance and sale of the Securities, should the Secretary be absent from the principal offices of the Corporation, to the Assistant Secretary.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Chairman of the Board, the President, the Executive Vice President and Chief Financial Officer of the Corporation to execute Powers of Attorney appointing Catherine
C. Cosby, Roger C. McClary, Carole A. Nixon, and Helen C. Rowan, and each or any of them, as attorneys-in-fact to execute and deliver the Junior Subordinated Indentures and the Guarantees by applying the facsimile signatures of such Executive Officers on their behalf.

FURTHER RESOLVED, that the Board of Directors hereby authorizes the Chairman and Chief Executive Officer (the Principal Executive Officer), the President and Chief Operating Officer, the Chief Financial Officer (the Principal Financial Officer), the Controller (the Principal Accounting Officer) and each Director to execute Special Powers of Attorney appointing Charles W. Newman, Hinton F. Nobles, Jr., Paris Thermenos and Patrick J. McCann, and each or any of them, as attorneys-in-fact to sign the aforementioned Registration Statements and any and all amendments thereto on their behalf as Executive Officers or Directors, and to file the same with the Commission, each of said attorneys and agents to have power to act with or without the other and to do and perform in the name and on behalf of each of said Executive Officers and Directors every act whatsoever and necessary or advisable to be done as fully and to all intents and purposes as any such Executive Officer or Director might or could do in person.

FURTHER RESOLVED, that Charles E. Rice, Chairman and Chief Executive Officer of the Corporation, is hereby appointed and designated as the person duly authorized to receive communications and notices from the Commission with respect to the Registration Statements.

FURTHER RESOLVED, that the Proper Officers of the Corporation be, and each of them hereby is, authorized to enter into such arrangements with the Depository Trust Company as such Proper Officers shall deem appropriate for the purpose of facilitating the use of a "book-entry" registration and transfer system for the Securities.

FURTHER RESOLVED, that the Board of Directors hereby authorizes and directs the Proper Officers in its name and on its behalf and to the extent necessary under its seal, to prepare, execute, deliver, file and record all instruments, documents and other papers and to do all such other acts and things as they in their discretion and with the advice of counsel may deem necessary or desirable to carry into effect the foregoing resolutions.

                             /s/ Catherine C. Cosby
                             ----------------------------------
                             Secretary


DATED: January 22, 1997






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